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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 1, 1996


                       FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-9396                86--567065
        --------                      ------                ----------
 (State or other jurisdiction      (Commission      (IRS Employer Identification
  of incorporation)                 File Number)     Number)


               17911 Von Karman Avenue, Irvine, California  92714
                    (Address of principal executive offices)

                                 (714) 622-5000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

     On September 14, 1995, Fidelity National Financial, Inc. ("FNFI") entered into an agreement with Nations Holding Group, a California corporation, to acquire Nations Title, Inc. and certain of its wholly-owned subsidiaries, Nations Title Insurance Company, Nations Title Insurance of New York, Inc. and National Title Insurance of New York, Inc. On April 1, 1996, the acquisition closed. FNFI paid $19.3 million in cash and 176,000 shares of FNFI common stock.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99   Press Release - April 2, 1996 - FNFI/Nations Title, Inc. closing



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FIDELITY NATIONAL FINANCIAL, INC.


Dated: April 9, 1996             /s/ CARL A. STRUNK
                                 ---------------------------------
                                 Carl A. Strunk
                                 Executive Vice President
                                 Chief Financial Officer
                                 Treasurer



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                                 EXHIBIT INDEX



     99   Press Release - April 2, 1996 - FNFI/Nations Title, Inc. closing